Quarterly Pro Forma Financial Information
Supplemental Unaudited Quarterly Pro Forma Financial Information[1]
Dollars in millions
Unaudited

Operating Revenues	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021
Reported AT&T Operating Revenues	$42,779	$40,950	$42,340	$45,691	$171,760	$43,939	$44,045	$39,922	$40,958	$168,864
Less: Video (A1)	(7,407)	(7,021)	(7,014)	(7,168)	(28,610)	(6,725)	(6,639)	(2,149)	—	(15,513)
Add: WarnerMedia sales to Video (A2)	755	666	551	487	2,459	524	508	167	—	1,199
Add: WarnerMedia sales of DIRECTV advertising inventory (A3)	413	294	408	603	1,718	388	410	111	—	909
Add: Other eliminations	64	55	65	84	268	61	58	17	—	136
Less: Vrio (A4)	(887)	(752)	(753)	(762)	(3,154)	(743)	(749)	(756)	(359)	(2,607)
Add: WarnerMedia sales to Vrio (A5)	41	39	53	60	193	64	65	63	30	222
Pro Forma Operating Revenues	$35,758	$34,231	$35,650	$38,995	$144,634	$37,508	$37,698	$37,375	$40,629	$153,210
Reported Revenue Growth Rate Y/Y						2.7%	7.6%	-5.7%	-10.4%	-1.7%
Pro Forma Revenue Growth Rate Y/Y						4.9%	10.1%	4.8%	4.2%	5.9%

Operations and Support Expenses	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021
Reported AT&T Operations and Support Expenses	$28,071	$30,133	$29,178	$49,457	$136,839	$30,469	$35,015	$27,194	$29,977	$122,655
Adjustments (B1)	476	(3,295)	(151)	(16,655)	(19,625)	(94)	(4,555)	(291)	(320)	(5,260)
Adjusted Operations and Support Expenses	28,547	26,838	29,027	32,802	117,214	30,375	30,460	26,903	29,657	117,395
Less: Video (A1)	(6,020)	(5,809)	(5,887)	(6,458)	(24,174)	(5,660)	(5,275)	(1,731)	—	(12,666)
Add: WarnerMedia sales to Video (A2)	755	666	551	487	2,459	524	508	167	—	1,199
Add: WarnerMedia sales of DIRECTV advertising inventory (A3)	39	38	38	38	153	39	38	12	—	89
Add: WarnerMedia/DIRECTV 70% revenue share (A3)	289	206	286	422	1,203	271	287	78	—	636
Add: Other eliminations	64	55	65	84	268	61	58	17	—	136
Less: Vrio (A4)	(783)	(661)	(675)	(681)	(2,800)	(661)	(660)	(660)	(321)	(2,302)
Add: WarnerMedia sales to Vrio (A5)	41	39	53	60	193	64	65	63	30	222
Pro Forma Adjusted Operations and Support Expenses	$22,932	$21,372	$23,458	$26,754	$94,516	$25,013	$25,481	$24,849	$29,366	$104,709
Reported Operations and Support Expense Growth Rate Y/Y						8.5%	16.2%	-6.8%	-39.4%	-10.4%
Adjusted Operations and Support Expense Growth Rate Y/Y						6.4%	13.5%	-7.3%	-9.6%	0.2%
Pro Forma Adjusted Operations and Support Expense Growth Rate Y/Y						9.1%	19.2%	5.9%	9.8%	10.8%

Depreciation and Amortization Expense	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021
Reported AT&T Depreciation and Amortization Expense	$7,222	$7,285	$7,030	$6,979	$28,516	$5,809	$5,761	$5,619	$5,673	$22,862
Adjustments (B1)	(2,056)	(2,145)	(1,921)	(1,904)	(8,026)	(1,131)	(1,069)	(1,012)	(1,021)	(4,233)
Adjusted Depreciation and Amortization Expense	5,166	5,140	5,109	5,075	20,490	4,678	4,692	4,607	4,652	18,629
Less: Video Depreciation (A1)	(591)	(593)	(557)	(521)	(2,262)	(164)	(148)	(44)	—	(356)
Less: Vrio Depreciation (A4)	(147)	(127)	(126)	(120)	(520)	(117)	(114)	—	—	(231)
Add: Other consolidation	—	1	—	1	2	—	—	—	—	—
Pro Forma Adjusted Depreciation and Amortization Expense	$4,428	$4,421	$4,426	$4,435	$17,710	$4,397	$4,430	$4,563	$4,652	$18,042
Reported Depreciation and Amortization Expense Growth Rate Y/Y						-19.6%	-20.9%	-20.1%	-18.7%	-19.8%
Adjusted Depreciation and Amortization Expense Growth Rate Y/Y						-9.4%	-8.7%	-9.8%	-8.3%	-9.1%
Pro Forma Adjusted Depreciation and Amortization Expense Growth Rate Y/Y						-0.7%	0.2%	3.1%	4.9%	1.9%

Operating Income	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021
Reported AT&T Operating Income (Loss)	$7,486	$3,532	$6,132	$(10,745)	$6,405	$7,661	$3,269	$7,109	$5,308	$23,347
Adjustments (B1)	1,580	5,440	2,072	18,559	27,651	1,225	5,624	1,303	1,341	9,493
Adjusted Operating Income	9,066	8,972	8,204	7,814	34,056	8,886	8,893	8,412	6,649	32,840
Less: Video (A1)	(796)	(619)	(570)	(189)	(2,174)	(901)	(1,216)	(374)	—	(2,491)
Add: WarnerMedia sales to Video (A2)	—	—	—	—	—	—	—	—	—	—
Add: WarnerMedia sales of DIRECTV advertising inventory (A3)	374	255	370	564	1,563	349	372	99	—	820
Add: WarnerMedia/DIRECTV 70% revenue share (A3)	(289)	(206)	(286)	(422)	(1,203)	(271)	(287)	(78)	—	(636)
Add: Other eliminations	—	—	—	—	—	—	—	—	—	—
Less: Vrio (A4)	43	36	48	39	166	35	25	(96)	(38)	(74)
Add: WarnerMedia sales to Vrio (A5)	—	—	—	—	—	—	—	—	—	—
Pro Forma Adjusted Operating Income	$8,398	$8,438	$7,766	$7,806	$32,408	$8,098	$7,787	$7,963	$6,611	$30,459
Reported Operating Income Growth Rate Y/Y						2.3%	-7.4%	15.9%	149.4%	264.5%
Adjusted Operating Income Growth Rate Y/Y						-2.0%	-0.9%	2.5%	-14.9%	-3.6%
Pro Forma Adjusted Operating Income Growth Rate Y/Y						-3.6%	-7.7%	2.5%	-15.3%	-6.0%
Reported Operating Income Margin	17.5%	8.6%	14.5%	-23.5%	3.7%	17.4%	7.4%	17.8%	13.0%	13.8%
Adjusted Operating Income Margin	21.2%	21.9%	19.4%	17.1%	19.8%	20.2%	20.2%	21.1%	16.2%	19.4%
Pro Forma Adjusted Operating Income Margin	23.5%	24.7%	21.8%	20.0%	22.4%	21.6%	20.7%	21.3%	16.3%	19.9%

EBITDA	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021
Reported AT&T Net Income (Loss)	$4,963	$1,563	$3,168	$(13,515)	$(3,821)	$7,942	$1,874	$6,273	$5,390	$21,479
Additions:
Income Tax Expense (Benefit)	1,302	935	766	(2,038)	965	2,122	751	1,539	1,056	5,468
Interest Expense	2,018	2,041	1,972	1,894	7,925	1,870	1,684	1,667	1,663	6,884
Equity in Net Income (Loss) of Affiliates	6	10	(5)	(106)	(95)	(52)	(41)	(91)	(447)	(631)
Other (Income) Expense - net	(803)	(1,017)	231	3,020	1,431	(4,221)	(999)	(2,279)	(2,354)	(9,853)
Depreciation and amortization	7,222	7,285	7,030	6,979	28,516	5,809	5,761	5,619	5,673	22,862
EBITDA	14,708	10,817	13,162	(3,766)	34,921	13,470	9,030	12,728	10,981	46,209
Adjustments (B1)	(476)	3,295	151	16,655	19,625	94	4,555	291	320	5,260
Adjusted EBITDA	14,232	14,112	13,313	12,889	54,546	13,564	13,585	13,019	11,301	51,469
Less: Video (A1)	(1,387)	(1,212)	(1,127)	(710)	(4,436)	(1,065)	(1,364)	(418)	—	(2,847)
Add: WarnerMedia sales to Video (A2)	—	—	—	—	—	—	—	—	—	—
Add: WarnerMedia sales of DIRECTV advertising inventory (A3)	374	256	370	565	1,565	349	372	99	—	820
Add: WarnerMedia/DIRECTV 70% revenue share (A3)	(289)	(206)	(286)	(422)	(1,203)	(271)	(287)	(78)	—	(636)
Add: Other eliminations	—	—	—	—	—	—	—	—	—	—
Less: Vrio (A4)	(104)	(91)	(78)	(81)	(354)	(82)	(89)	(96)	(38)	(305)
Add: WarnerMedia sales to Vrio (A5)	—	—	—	—	—	—	—	—	—	—
Pro Forma Adjusted EBITDA	$12,826	$12,859	$12,192	$12,241	$50,118	$12,495	$12,217	$12,526	$11,263	$48,501
Adjusted EBITDA Growth Rate Y/Y						-4.7%	-3.7%	-2.2%	-12.3%	-5.6%
Pro Forma Adjusted EBITDA Growth Rate Y/Y						-2.6%	-5.0%	2.7%	-8.0%	-3.2%
Adjusted EBITDA Margin	33.3%	34.5%	31.4%	28.2%	31.8%	30.9%	30.8%	32.6%	27.6%	30.5%
Pro Forma Adjusted EBITDA Margin	35.9%	37.6%	34.2%	31.4%	34.7%	33.3%	32.4%	33.5%	27.7%	31.7%

[1] After the transaction, AT&T expects to retain incurred operations and support costs in the range of ~$500M per quarter and depreciation costs for network infrastructure that provides both U-verse video and broadband services of ~$150M per quarter, of which approximately 50% will be received from DIRECTV through transition service agreements and commercial arrangements. These pro formas do not include the impacts of accounting for the NFL SUNDAY TICKET, per the Contribution Agreement.

NOTES

(A) Notes to Pro Forma Adjustments
(A1) Video business results as reported in AT&T's consolidated financial results; quarters ended 2021 exclude retained depreciation on assets supporting U-verse products
(A2) Intercompany transactions between WarnerMedia and Video that are external following the close of the transaction
(A3) DIRECTV's advertising inventory sold by WarnerMedia (Xandr business) pursuant to commercial agreement, with WarnerMedia recording all the advertising revenues and an expense for DIRECTV's 70% revenue share
(A4) Vrio business results as reported in AT&T's consolidated financial results
(A5) Intercompany transactions between WarnerMedia and Vrio that are external following the close of the transaction

(B1) Non-GAAP Adjustments[2]:	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021
Merger Costs	$182	$211	$38	$37	$468	$37	$—	$130	$132	$299
Employee separation costs and benefit-related (gain) loss	119	765	40	253	1,177	57	—	—	—	57
Impairments	123	2,319	73	16,365	18,880	—	4,555	161	188	4,904
Gain (loss) on spectrum transaction	(900)	—	—	—	(900)	—	—	—	—	—
Adjustments to Operations and Support Expenses/ EBITDA	(476)	3,295	151	16,655	19,625	94	4,555	291	320	5,260
Amortization of intangibles	2,056	2,145	1,921	1,890	8,012	1,131	1,069	1,012	1,021	4,233
Impairments	—	—	—	14	14	—	—	—	—	—
Adjustments to Operating Income	$1,580	$5,440	$2,072	$18,559	$27,651	$1,225	$5,624	$1,303	$1,341	$9,493

2 As reported in AT&T's Forms 8-K filed April 22, 2020, July 23, 2020, October 22, 2020, January 27, 2021, April 22, 2021, July 22, 2021, October 21, 2021 and January 26, 2022.